UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

BIOANALYTICAL SYSTEMS, INC.

(Exact name of registrant as specified in
its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Kent Avenue West Lafayette, Indiana	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Shares	BASi	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 15, 2021, the Board of Directors of Bioanalytical Systems, Inc. (the “Company”) elected John Gregory Beattie, age 54, Chief Operating Officer of the Company.

Mr. Beattie previously held Corporate Vice President positions at Charles River Laboratories, a contract research organization, where he led business units within all three of their segments.  In these roles, Mr. Beattie was responsible for driving operational performance. There are no arrangements or understandings between Mr. Beattie and any other persons pursuant to which he was elected as an officer and Mr. Beattie has no family relationships with any other director or executive officer of the Company.

Under the terms of Mr. Beattie’s employment, he is entitled to receive an annual base salary of $300,000 and a discretionary annual incentive bonus which is tied to company performance metrics and individual achievements. Mr. Beattie is also entitled to participate in the Company’s benefit plans and programs provided to Company executives generally, subject to eligibility requirements and the other terms and conditions of those plans and programs. On February 15, 2021, Mr. Beattie received a grant of 15,000 restricted shares, which vest on the second anniversary of the grant date, subject to relevant vesting parameters.

Item 7.01 Regulation FD Disclosure.

On February 11, 2021, the Company issued a press release regarding Mr. Beattie’s election. A copy of the press release is furnished as Exhibit 99.1 to this report. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: February 16, 2021	By:	/s/ Beth A. Taylor
Beth A. Taylor
Chief Financial Officer, Vice President – Finance